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CUSIP No. 0001063167                                         Page 15 of 16 Pages

                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13G to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:    February 18, 2002

                                       BANKERS INSURANCE GROUP, INC.



                                       By:  /s/  Robert G. Southey
                                            ------------------------------------
                                            Name:  Robert G. Southey
                                            Title: Secretary



                                       BANKERS INSURANCE COMPANY



                                       By:  /s/  Robert G. Southey
                                            ------------------------------------
                                            Name:  Robert G. Southey
                                            Title: Secretary



                                       BANKERS SECURITY INSURANCE COMPANY



                                       By:  /s/  Robert G. Southey
                                            ------------------------------------
                                            Name:  Robert G. Southey
                                            Title: Secretary



                                       BANKERS FINANCIAL CORPORATION



                                       By:  /s/  David B. Snyder
                                            ------------------------------------
                                            Name:  David B. Snyder
                                            Title: Secretary



                                       BANKERS INTERNATIONAL FINANCIAL
                                       CORPORATION



                                       By:  /s/  David B. Snyder
                                            ------------------------------------
                                            Name:  David B. Snyder
                                            Title: Secretary


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CUSIP No. 0001063167                                         Page 16 of 16 Pages



                                       BANKERS INTERNATIONAL FINANCIAL
                                       CORPORATION, LTD.



                                       By:  /s/  David K. Meehan
                                            ------------------------------------
                                            Name:  David K. Meehan
                                            Title: Attorney-in-fact under power
                                                   dated 2/8/99



                                       BANKERS INTERNATIONAL FINANCIAL
                                       CORPORATION II TRUST



                                       By:  /s/  David K. Meehan
                                            ------------------------------------
                                            Name:  David K. Meehan
                                            Title: Attorney-in-fact under power
                                                   dated 2/8/99